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                                                                    EXHIBIT 23.3



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



    As independent public accountants, we hereby consent to the use in this Amendment No. 2 to Registration Statement No. 333-86288 of Stolt Offshore S.A. on Form F-3 of our report on Stolt Offshore S.A. dated January 30, 2002, for the year ended November 30, 2001, and to all references to our firm included in or made a part of this registration statement.



                                          /s/ ARTHUR ANDERSEN



Glasgow, United Kingdom
May 30, 2002